OMNIBUS AMENDMENT AND WAIVER

     This Omnibus Amendment and Waiver (this "Amendment"), dated March 31, 2008, by and between Tarpon Industries, Inc., a Michigan corporation (the "Company"), Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") and LV Administrative Services, Inc., as agent (the "Agent") for the benefit of Laurus amends (i) that certain Omnibus Amendment and Waiver, dated December 21, 2007 by and between the Company and Laurus (as amended, restated, modified or supplemented from time to time, the "December Amendment") (ii) that certain
Amendment to Omnibus Amendment and Waiver, dated February 12, 2008 by and between the Company and Laurus (as amended, restated, modified or supplemented from time to time, the "February Amendment" and together with the December Amendment, the "Amendments"), (iii) that certain Secured Revolving Note, dated as of August 9, 2007 by the Company in favor of Laurus (as amended, restated, modified or supplemented from time to time, the "Revolving Note"), (iv) that certain Convertible Term Note, dated as of December 13, 2005, by the Company in favor of Laurus (as amended, restated, modified or supplemented from time to time, the "Convertible Note" and together with the Revolving Note, the "Notes"),
(v) that certain Common Stock Purchase Warrant, issued by the Company to the Laurus on December 13, 2005 (as amended, restated, modified or supplemented from time to time, the "December Warrant"), (vi) that certain Common Stock Purchase Warrant, issued by the Company to the Laurus on August 9, 2007 (as amended, restated, modified or supplemented from time to time, the "August Warrant" and together with the December Warrant, the "Warrants"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amendments, the Notes, and the Warrants (and collectively, the "Documents"), as applicable.

     WHEREAS, Laurus and the Company desire to amend certain provisions of the Documents.

     NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Subsection (ii) of Section 1 of the February Amendment is hereby amended by deleting it in its entirety and inserting the following new Subsection (ii) in lieu thereof:

     "(ii) it will raise additional unsecured debt financing of at least $500,000 by April 15, 2008;".

     2. Reference is made to that certain Overadvance Letter dated as of the date hereof by and between the Company, Eugene Welding Co., a subsidiary of the Company ("Eugene"), Laurus and Agent. In consideration for the transactions contemplated by the Overadvance Letter, the Company hereby agrees that it shall, on the date hereof, issue a warrant (the "Additional Warrant") to Laurus to purchase up to the Maximum Number of Warrant Shares (as defined in the Additional Warrant) with an exercise price of $0.01 per share, such Additional

Warrant to be in the form and substance acceptable to Laurus in its sole discretion and substantially in the form attached hereto as Exhibit A.

     3. Laurus and the Company hereby agree that the fair market value of the Additional Warrant (as reasonably determined by the parties) received in consideration of the transactions contemplated by the Overadvance Letter is hereby designated as additional interest and, accordingly, shall be treated, on a pro rata basis, as a reduction of the remaining stated principal amount (which reduced principal amount shall be treated as the issue price) of the Revolving Note for U.S. federal income tax purposes under and pursuant to Treasury Regulation Sections 1.1001-3(e)(2)(iii), 1.1273-2(g)(2)(ii) and 1.1274-2(b)(1).
The parties further agree to file all applicable tax returns in accordance with such characterization and shall not take a position on any tax return or in any judicial or administrative proceeding that is inconsistent with such characterization. Notwithstanding the foregoing, nothing contained in this paragraph shall or shall be deemed to modify or impair in any manner whatsoever the Company's or the Company's subsidiaries obligations from time to time owing to Laurus under the Documents.

     4. The Company intends to conduct an offering of its Common Stock on its Principal Market (the "Secondary Offering"). The Secondary Offering shall be completed no later than September 30, 2008. The Company hereby agrees that upon completion of the Secondary Offering, the Fixed Conversion Price (as defined in the Convertible Note and as amended by the December Amendment) shall be amended upon completion of the Secondary Offering to a price equal to the offering price times 120% above the price on the date the Secondary Offering is completed, but at no time shall the Fixed Conversion Price be greater than $0.50.

     5. Section (d)(i) of the December Warrant is deleted in its entirety and the following new section inserted in lieu thereof:

     "(d) The "Exercise Price" applicable under this Warrant shall be as follows:

     (i) a price of $.01"

     6. The date "December 13, 2012" appearing in the first paragraph of the December Warrant shall be deleted in its entirety and replaced with "December 13, 2015".

     7. Section (c) of the August Warrant is deleted in its entirety and the following new section inserted in lieu thereof:

     "(c) The "Exercise Price" applicable under this Warrant shall be a price of $.01."

     8. The date "August 9, 2014" appearing in the first paragraph of the August Warrant shall be deleted in its entirety and replaced with "August 9, 2015".

Miscellaneous


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

     9. The Company understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company's determination that this Amendment is material. The Company agrees to file an 8-K within 4 days of the date hereof and in the form otherwise prescribed by the SEC.

     10. The waiver and amendments set forth above shall be effective as of the date first above written (the "Amendment Effective Date") on the date when each of the Company, Eugene, Laurus and Agent shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment.

     11. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Documents, and all of the other forms, terms and provisions of the Documents remain in full force and effect.

     12. The Company hereby represents and warrants to the Agent that, upon execution and effectiveness of this Amendment, (i) no Event of Default (as defined in the Note) exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Documents are true, correct and complete and (iii) on the date hereof, all of the Company's covenant requirements have been met.

     13. From and after the Amendment Effective Date, all references in the Documents shall be deemed to be references to the Documents, as the case may be, as modified hereby.

     14. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                              [signature page follows]


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

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.


COMPANY:

TARPON INDUSTRIES, INC.                 LAURUS MASTER FUND, LTD.
                                        BY: LAURUS CAPITAL MANAGEMENT, LLC, ITS
                                        INVESTMENT MANAGER


By:      /s/ James W. Bradshaw          By:     /s/ Scott Bluestein
       ---------------------------            ----------------------------------
Name:     James W. Bradshaw             Name:    Scott Bluestein
       ---------------------------            ----------------------------------
Title:    Chief Executive Officer       Title:   Authorized Signatory
       ---------------------------            ----------------------------------
            March 31, 2008

                                        LV ADMINISTRATIVE SERVICES, INC.,
                                        AS AGENT

                                         By:     /s/ Scott Bluestein
                                              ----------------------------------
                                         Name:    Scott Bluestein
                                              ----------------------------------
                                         Title:   Authorized Signatory
                                              ----------------------------------





Acknowledged and Agreed:

EUGENE WELDING CO.


By:                /s/ James W. Bradshaw
             -------------------------------------------
Name:                  James W. Bradshaw
             -------------------------------------------
Title:                 Chief Executive Officer
             -------------------------------------------
                         March 31, 2008


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